Exhibit 10.7

THIRD ADDENDUM

TO THE RESEARCH AND LICENSE AGREEMENT

This Third Addendum to Research and License Agreement (the “Third Addendum”) is made by and between The Technion Research & Development Foundation Ltd. (“TRDF”) and Eloxx Pharmaceuticals Ltd. (“Licensee” or “Eloxx”).

WHEREAS, TRDF and Eloxx are parties to Research and License Agreement with an effective date of August 29, 2013, as amended on November 26, 2013, January 14, 2014, June 9, 2014, August 3, 2014 and January 21, 2015 (collectively, the “Agreement”); and

WHEREAS, the parties desire to continue the relationship contemplated by the Agreement and therefore to further amend the Agreement as set forth herein:

NOW, THEREFORE, the parties hereby agree as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Third Addendum shall have the meanings assigned thereto in the Agreement.

2.	Licensee wishes to receive materials from the Principal Investigator under this Third Addendum, all as described in Exhibit A attached hereto which shall be added to the Agreement (the “Materials”).

3.	TRDF has already provided Licensee the Materials, on December 2014.

4.	In consideration of the Materials provision, TRDF is entitled to a total amount of ten thousand US dollars ($10,000) (the “Payment”), VAT, as applicable on time of payment, shall be added to the Payment.

5.	Licensee shall pay TRDF the Payment, immediately upon signing this Third Addendum and receipt of proper invoice from TRDF.

6.	Except as added herein, all other terms and conditions of the Agreement shall remain in full force and effect, as relevant to the Third Addendum.

7.	This Third Addendum may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this Third Addendum.

ELOXX PHARMACEUTICALS LTD.	THE TECHNION RESEARCH & DEVELOPMENT FOUNDATION LTD.

By:	/s/ Silvia Norman	By:	/s/ Rita Bruckstein
Name: Silvia Norman		Name: Rita Bruckstein
Title: CEO		Name: Research Authority
Date: 27/01/15		Date: 9/2/2015

Exhibit A

Supply of the compounds: NB84, NB122, NB124 and NB127, each in the amount of 100 mg

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